THE ALLIANCE BOND FUNDS
                                                       ALLIANCE BOND FUND, INC.
                                                   - U. S. Government Portfolio
                                                     - Corporate Bond Portfolio
                                   ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
                                ALLIANCE AMERICAS GOVERNMENT INCOME TRUST, INC.
AllianceCapital [LOGO]                 ALLIANCE EMERGING MARKET DEBT FUND, INC.
_______________________________________________________________________________

SUPPLEMENT DATED AUGUST 5, 2002 TO THE PROSPECTUS DATED MARCH 1, 2002 OF THE ALLIANCE BOND FUNDS THAT OFFERS THE CLASS A, B, AND C SHARES OF THE U.S. GOVERNMENT PORTFOLIO AND THE CORPORATE BOND PORTFOLIO OF ALLIANCE BOND FUND, ALLIANCE GLOBAL STRATEGIC INCOME TRUST, ALLIANCE AMERICAS GOVERNMENT INCOME TRUST AND ALLIANCE EMERGING MARKET DEBT FUND; THE PROSPECTUS DATED NOVEMBER 1, 2001 THAT OFFERS THE ADVISOR CLASS SHARES OF U.S. GOVERNMENT PORTFOLIO AND CORPORATE BOND PORTFOLIO OF ALLIANCE BOND FUND; AND THE PROSPECTUS DATED MARCH 1, 2002 THAT OFFERS THE ADVISOR CLASS SHARES OF ALLIANCE GLOBAL STRATEGIC INCOME TRUST. THIS SUPPLEMENT SUPERSEDES CERTAIN INFORMATION UNDER THE HEADING "MANAGEMENT OF THE FUNDS-PORTFOLIO MANAGERS" IN THE PROSPECTUSES.


U.S. GOVERNMENT PORTFOLIO

     Sean Kelleher replaces Wayne D. Lyski and Jeffrey S. Phlegar as the person who is primarily responsible for the day-to-day management of the U.S. Government Portfolio of Alliance Bond Fund. Mr. Kelleher is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"). He joined Alliance in 1999 as a member of the Structured Asset Strategies group. Previously, Mr. Kelleher managed the MBS swaps desk at Deutsche Bank from 1997 to 1999.


CORPORATE BOND PORTFOLIO

     Lawrence J. Shaw and Michael A. Snyder replace Wayne D. Lyski and Paul J. DeNoon as the persons who are primarily responsible for the day-to-day management of the Corporate Bond Portfolio of Alliance Bond Fund. Mr. Shaw is a Senior Vice President of ACMC, with which he has been associated since prior to 1997. Mr. Snyder is a Senior Vice President of ACMC. He has been associated with Alliance since May 2001. Previously, he was Managing Director in the high yield asset management group at both Donaldson, Lufkin, & Jenrette Corporation from 1998 to 2001 and Bear Stearns & Co. from 1997 to 1998.


ALLIANCE GLOBAL STRATEGIC INCOME TRUST

     Douglas J. Peebles will assume sole primary responsibility for the day-to-day management of Alliance Global Strategic Income Trust's portfolio. Previously, he had shared this responsibility with Wayne D. Lyski.


ALLIANCE AMERICAS GOVERNMENT INCOME TRUST

     Paul J. DeNoon, Ivan Rudolph-Shabinsky and Sean Kelleher are the persons who are primarily responsible for the day-to-day management of Alliance Americas Government Income Trust's portfolio. They replace Wayne D. Lyski. Mr. DeNoon is a Senior Vice President of ACMC. He has been associated with Alliance since prior to 1997. Mr. Rudolph-Shabinsky, CFA, is a Vice President of ACMC, Director of Canadian Fixed Income, member of the Global Fixed Income Team, and Senior Portfolio Manager for inflation-linked bonds with Alliance, with which he has been associated since prior to 1997. Mr. Kelleher is a Senior Vice President of ACMC. He joined Alliance in 1999 as a member of the Structured Asset Strategies group. Previously, Mr. Kelleher managed the MBS swaps desk at Deutsche Bank from 1997 to 1999.


ALLIANCE EMERGING MARKET DEBT FUND

     Paul J. DeNoon replaces Wayne D. Lyski as the person who is primarily responsible for the day-to-day management of Alliance Emerging Market Debt Fund's portfolio. Mr. DeNoon is a Senior Vice President of ACMC. He has been associated with Alliance since prior to 1997.



You should retain this Supplement with your prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.